UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)	March 17, 2006

Securitisation Advisory Services Pty Limited Medallion Trust Series 2006-1G
(Exact Name of Registrant as Specified in its Charter)

Australia
(State or Other Jurisdiction of Incorporation)

333-127026 333-127026-01	Not Applicable
(Commission File Numbers)	(Registrant’s I.R.S. Employer Identification Nos.)

Level 7, 48 Martin Place Sydney, NSW 2000 Australia	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

(011) 612-9378-5293
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The consolidated financial statements of PMI Mortgage Insurance Ltd, for the years ended December 31, 2005, 2004 and 2003 which are included as Exhibit 99.1 to the Annual Report on Form 10-K filed by the PMI Group, Inc. with the Securities and Exchange Commission on March 14, 2006 are incorporated by reference in this Form 8-K and in the prospectus supplement (the “Prospectus Supplement”) relating to the Medallion Trust Series 2006-1G.

In connection with the issuance of the notes, the Registrant is filing herewith the consent of Ernst & Young LLP (“Ernst & Young”) to the use of their name and the incorporation by reference of their report in the Registration Statement of the Registrant (Registration No. 333-127026) and in the Prospectus Supplement referred to above related to the issuance of the notes. The consent of Ernst & Young is attached hereto as Exhibit 23.1.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits
(99) Not applicable.
(99) Not applicable.
(99) Exhibits:
23.1 Consent of Ernst & Young LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 17, 2006	SECURITISATION ADVISORY SERVICES PTY LIMITED

	By:	/s/ Nigel Pickford
Name: Nigel Pickford Title: Authorised Officer/Attorney

8-K for Accountant’s Consent

EXHIBIT INDEX

Exhibit No: 23.1	Description: Consent of Ernst & Young LLP